SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON D.C. 20549


                                   FORM 8-K

                       ________________________________


                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


               DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                 JULY 31, 1997

                       ________________________________



                           THE QUIZNO'S CORPORATION
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



COLORADO                                 000-23174           84-1169286
(STATE OF INCORPORATION)            (COMMISSION FILE NO.)     (I.R.S. EMPLOYER
                                                             IDENTIFICATION NO.)

                          DENVER PLACE, PLAZA TOWER
                         1099 18TH STREET, SUITE 2850
                           DENVER, COLORADO  80202
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                              (303) 291-0999
            (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)




ITEM  5.          Other  event


Press  release  regarding  second  quarter  restaurant  openings.



                                                        Reg. S-K
Exhibit No.                Description                   Item No.
-----------  -----------------------------------------  --------

*99.1         Press release                                    99

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                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  THE  QUIZNO'S  CORPORATION

Date:                             July 31, 1997  By:  /s/ Richard E. Schaden
                                   ---------------------------------------
                                   Richard E. Schaden, President and Chief
                                   Executive Officer

                                EXHIBIT INDEX

    Exhibit No.      Description                   Page
------------------  -------------  ---------------------------------------
*99.1               Press release                                        1
